Bank of America Merrill Lynch Banking and Financials Conference Mark Chancy, Wholesale Banking Executive, SunTrust Banks, Inc. November 17, 2015

2 The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2014 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation contains forward-looking statements. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “priorities,” “opportunity,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could"; such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward- looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2014 and in other periodic reports that we file with the SEC. Those factors include: as one of the largest lenders in the Southeast and Mid-Atlantic U.S. and a provider of financial products and services to consumers and businesses across the U.S., our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; legislation and regulation, including the Dodd-Frank Act, as well as future legislation and/or regulation, could require us to change certain of our business practices, reduce our revenue, impose additional costs on us, or otherwise adversely affect our business operations and/or competitive position; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; loss of customer deposits and market illiquidity could increase our funding costs; we rely on the mortgage secondary market and GSEs for some of our liquidity; our framework for managing risks may not be effective in mitigating risk and loss to us; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; a downgrade in the U.S. government's sovereign credit rating, or in the credit ratings of instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, could result in risks to us and general economic conditions that we are not able to predict; we are subject to certain risks related to originating and selling mortgages, and we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain breaches of our servicing agreements, and this could harm our liquidity, results of operations, and financial condition; we face certain risks as a servicer of loans; we are subject to risks related to delays in the foreclosure process; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our MSRs and mortgages held for sale due to changes in interest rates; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; we are at risk of increased losses from fraud; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber-attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we might not pay dividends on our common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations, and they require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries. Important Cautionary Statement

3 Corporate & Investment Banking 20% Commercial & Business Banking 14% Retail Banking 32% Private Wealth Management 12% Mortgage Banking 12% 5.8% 3.3% SunTrust Peer Median 6.9% SunTrust Peer Median SunTrust Overview  A leading financial institution focused on meeting clients’ needs and improving their financial well-being  Our organization is differentiated by:  A “Client First” culture and a “One Team” approach  Being the right size—large enough to compete with the largest banks while still being nimble  Leading market shares in high growth and densely populated markets in the Southeast and Mid-Atlantic  Business diversity—a strong regional bank with key national businesses and full product capabilities  Assets $187 B (11th)  Loans $134 B (8th)  Deposits $146 B (9th)  Branches 1,406 (8th)  ATMs 2,142 (10th)  Market Capitalization $22.7 B  Clients ~4.7 MM  Teammates3 24,124 Deposit Market Share in Respective Top 10 MSAs5 Projected Population Growth of Deposit Footprint6 #1 of 11 #3 of 11 See Appendix Slide 18 for footnotes Who is SunTrust? Key Dimensions1 (Rank2) Attractive Footprint Diverse Business Mix4 13.7% (by revenue)

Section 1: Overview of Wholesale Banking

5 Core Commercial 39% Not-for-Profit & Government 30% Metro Business Banking 19% Regional CRE 31% Institutional Real Estate (IRE) 25% REIT 21% Affordable Housing 10% Portfolio Mgmt./Resi 12% Other 1% Corporat Banking 28% TMT 14% Energy & Utilities 13% Healthcare 9% Revenue Mix3 Wholesale Banking Line of Business Overview1 Corporate & Investment Banking Commercial Real Estate Commercial & Business Banking LTM Revenue $1.7B $251MM $1.2B Total Loans $32B $10B2 $25B Total Deposits $17B $3B $32B Efficiency Ratio 47% 44% 53% Geographic Presence National IRE & REITS: National Regional: Southeast/Mid-Atlantic Primarily Southeast and Mid-Atlantic Key Competitors Bulge Bracket Banks Middle-Market Boutiques Regional and National Banks Regional and National Banks See Appendix Slide 18 for footnotes Other 11% 4 5

6 How We Differentiate Unique Operating Model Full Product Capabilities Industry Vertical Expertise Middle Market Focus One Team Approach Balance Sheet      SunTrust Wholesale Banking      Universal Banks      Regional Banks      Boutique Firms

7 $2,773 $3,126 52.4% 49.9% 2013 LTM $807 $981 2013 LTM Wholesale Banking Financial Performance Loan Growth Deposit Growth (average balances, $ in billions) (average balances, $ in billions) Total Revenue Net Income ($ in millions) ($ in millions) 1 1 1. Reflects the 12 months ended September 30, 2015 $54.1 $67.3 2013 3Q 15 $39.6 $51.3 2013 3Q 15

8 1. 1% 1. 3% 1. 7% 1. 7% 2. 5% 2. 8% 2. 9% 3 .4% 3. 7% 4. 0% 4. 4% Peer 1 STI Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 E&P and Oilfield Services = 0.9% Midstream & Downstream = 1.5% Leveraged Lending = 2.5% Strong Risk Management Culture Real Estate 16% Capital Goods 5% Ot h e r 2 % Commercial Loan Diversity1 Diversified Across ~20 Industries C&I Net Charge-Off Rates2 Solid Through-the-Cycle Results Versus Industry 0.36% 2.08% 0.10% 0.54% 2.41% 0.24% 2007 2008 2009 2010 2011 2012 2013 2014 STI FDIC-Insured Institutions See Appendix Slide 18 for footnotes Peer Median = 2.8% Asset Quality Criticized Commercial Loans % Total Loans3 Areas of Concentration Leveraged Lending and Energy Comprise Small % of Total Loans Total Loans Total Loans (% of commercial loans)

Section 2: Key Strategies

10 2001 Acquired Robinson Humphrey 2007 Integrated SunTrust capabilities (Corporate Banking, Debt Capital Markets) with Robinson Humphrey (M&A, Equity) Ongoing Continuous, strategic investments in expanding capabilities and industry expertise to best serve the client CIB’s Key Success Drivers and Strategic Priorities Consistency Middle Market & Mid-Corporate Client Focus Balance Sheet Capacity Full Product Capabilities & Industry Expertise Unique Value Proposition Strategic Priorities Continue targeted build-out of product and industry expertise 1 Work diligently to acquire new clients and deepen existing relationships 2 Leverage One-Team approach to meet the capital markets needs of all SunTrust clients 3

11 Syndications 33% Equity Related 18% Financial Risk Management 15% High Yield 10% Investment Grade 9% M&A 8% Sales & Trading 7% 323 566 2011 3Q 15 $237 $272 $313 $317 $342 $356 $404 2008 2009 2010 2011 2012 2013 2014 CIB’s Demonstrated Results Investment Banking Income ($MM) Revenue Mix1 Lead Relationship Growth Key Volatility Statistics $2.0MM VaR On average in 2014 CIB Trading Revenue is 1.5% of STI revenue2 Below Average IB income volatility relative to peers3 $560K Average fee for 2014 transactions4 7 Consecutive Years of Record Investment Banking Income Diverse Mix with a Growing M&A and Equity Platform Continued Success with Deepening Client Relationships Lower Volatility Business Model See Appendix Slide 18 for footnotes

Commercial & Business Banking (CBB): Key Strategic Focus

1 Moving From Fulfillment to Advisory Role…



Client
Relationship Manager
Corp. Finance Specialists
Industry Specialists
Product Experts

Dedicated experts partnering with local RM to deliver expertise to Commercial Banking clients

2 …Allows us to Move Up-Market



Client Size
$10B
$1B
$150MM
$25MM
Investment Banks: Large Corporate
STRH: Mid-Corporate
Regional Banks
New STI CBB
Old STI CBB
Client Needs
Deposits / Treasury Mgmt.
Loans
Risk Mgmt Solutions
Capital Raising
Alt. Liquidity Solutions
Strategic Solutions
Advisory Solutions

3 Bottom Line Results: Strong Client Satisfaction and Higher Revenue

Strong Client Satisfaction[1]



Overall Satisfaction
76%
#1 of 7
70%
Likely to Do Business
78%
#1 of 7
72%
SunTrust
Peer Average
SunTrust
Peer Average

Solid Revenue Growth



($ in millions)
$1,044
6% CAGR
$1,152
2013
LTM[2]

SunTrust 12

13 6.2% 10.6% STI Peer Median 44% LTM $5.5B $7.9B STI (3Q 13) STI (3Q 15) 1.7% LTM2011 LTM $1.6B $3.1B 4Q 11 3Q 5 Commercial Real Estate: Key Strategic Focus Continue to Grow & Gain Market Share Client Deposits 1 Deliver the Bank Profitability is Accretive to SunTrust Focus on Delivering the Bank & Strong Returns 2 3 See Appendix Slide 18 for footnotes ROAA 4 4 Solid Growth… …With Further Opportunity CRE Balance1 CRE % Total Loans2 Capital Markets Revenue $5.5MM $22.1MM 4 Efficiency Ratio

14 2012 2015 STI Wholesale Banking Regional Bank Average Regional Bank Best in Class Global Bank Average Treasury & Payments Solutions 1.4x 1.9x 2.6x Investment Dollars 1.0x 2.3x 1.0x Financial Highlights1,2 Strategic Initiatives NII / Fee Mix ~65% / 35% Significant Opportunity to Meet More Clients’ Payment Needs Penetration Rate2: SunTrust vs. Peers Significant Investments #1 Area of Investment within Wholesale Invest In Platform Capabilities Enhance the Client Onboarding & Servicing Experience 1 Improve Sales Partnership & Execution 2 3 Deposits $70B Total Revenue $1.5B See Appendix Slide 18 for footnotes

15  Syndicated & Leveraged Finance  Loan Sales & Trading  Financial Risk Management  Tax-Exempt Finance  Not-for-Profit Banking  Aging Services Industry Coverage  Real Estate Construction Administration  Treasury Management Case Study: Recent Wholesale Banking Transaction Working as One Team to Deliver the Bank Wholesale Banking Client Corporate & Investment Banking Commercial & Business Banking Commercial Real Estate Treasury & Payment Solutions $138,000,000 Tax-Exempt Senior Credit Facilities Left Lead Arranger & Bookrunner

16 Strong & Diverse Franchise 1 Improving Returns & Efficiency 2 Investing in Growth Opportunities 3 Strong Capital Position 4 SunTrust Investment Thesis Wholesale Banking Role  CIB: Leading middle-market investment bank CBB & CRE: Significant growth opportunities; leveraging CIB’s expertise  ROA and Efficiency Ratio are accretive to SunTrust  Differentiated platform has created (and will create) disproportionate growth opportunities  Strong through-the-cycle credit performance, portfolio diversity, and sound underwriting standards support company-wide stress testing processes Conclusion

Appendix

18 Footnotes Slide #3: 1. Assets, loans, deposits, branches, ATMs, and teammate data as of September 30, 2015; market capitalization as of November 6, 2015 2. Rank amongst U.S. bank holding companies, excluding non-traditional banks, as of June 30, 2015, per Y-9C bank holding company data 3. Represents full-time equivalent employees 4. Based on FTE Revenue; reflects the 12 months ended September 30, 2015 5. Source: SNL Financial, as of June 30, 2015, based on top 10 MSAs (by deposits) for each institution. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 6. Source: SNL Financial, as of October 28, 2015, based on five-year projected change (2016-2021). Deposit weighted by MSAs and counties not in any MSA’s Note: Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, and WFC Slide #8: 1. $73 billion portfolio; data as of September 30, 2015. Note: totals may not foot due to rounding 2. Source: SNL Financial and FDIC 3. Data as of the most recently available regulatory filing. Source: SNL Financial. Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, and WFC Slide #11: 1. Represents revenue as a % of investment banking and CIB trading income for the 12 months ended September 30, 2015. CIB trading income is 76% of consolidated trading income since January 1, 2013 2. Reflects the 12 months ended September 30, 2015 3. Peers include BAC, JPM, WFC, GS, MS, KEY; based on standard deviation of investment banking income growth rates from 2009-2014 4. Excludes fees earned in Tax-Exempt and Financial Risk Management Slide #13: 1. Includes CRE and commercial construction as of September 30. Source: SunTrust earnings release 2. Includes investor-owned commercial real estate, commercial construction and land development, and multifamily loans. Source: Y-9C Bank Holding Company data as of June 30, 2015 3. Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, and WFC 4. Reflects the 12 months ended September 30, 2015 Slide #5: 1. Balance sheet metrics as of September 30, 2015. Income statement metrics reflect the 12 months ended September 30, 2015 2. Represents all loans within the Commercial Real Estate line of business, which includes investor-owned commercial real estate loans, commercial construction loans, and certain C&I loans (e.g. loans to real estate investment trusts) 3. Totals may not foot due to rounding 4. Businesses with ~<$3MM in sales in Metro Markets, offering Cash Flow Management and basic lending solutions 5. Businesses with sales of $1MM-$150MM in Regional Markets and $3MM-$150MM in Metro Markets that value advisory solutions, high quality service and a long-term financial partner Slide #12: 1. Represents percentage of clients providing a 9 or 10 rating on a 10-point scale; peers include BAC, BBT, JPM, PNC, RF, and WFC. Source: Voice of Market survey conducted by a third party (approximately 5,000 clients have been surveyed year-to-date) 2. Reflects the 12 months ended September 30, 2015 Slide #14: 1. Balance sheet metrics as of September 30, 2015. Income statement metrics reflect the 12 months ended September 30, 2015 2. Treasury and Payment Solutions provides cash management services to the Wholesale Banking segment, in addition to certain small business and PWM retail clients within the Consumer Banking and Private Wealth Management Segment 3. Penetration rates represent PxV fee income collected per C&I loan